UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2026

ECHOSTAR CORPORATION

(Exact name of registrant as specified in its charter)

001-33807
(Commission File Number)

Nevada	26-1232727
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

9601 South Meridian Boulevard
Englewood, Colorado	80112
(Address of principal executive offices)	(Zip code)

(303) 723-1000
(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.001 par value	SATS	The Nasdaq Stock Market L.L.C.

HUGHES SATELLITE SYSTEMS CORPORATION

(Exact name of registrant as specified in its charter)

333-179121

(Commission File Number)

Colorado	45-0897865
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

9601 South Meridian Boulevard
Englewood, Colorado	80112
(Address of principal executive offices)	(Zip code)

(303) 723-1000

(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act: None

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Event

Spectrum Transfer Closing

As previously disclosed, on November 5, 2025, EchoStar Corporation, a Nevada corporation (“EchoStar” or the “Company”), Space Exploration Technologies Corp., a Texas corporation (“Purchaser”), and Spectrum Business Trust 2025-1, a Nevada Business Trust (“Trust”), entered into an Amended and Restated License Purchase Agreement (the “Amended and Restated License Purchase Agreement,” and the transactions contemplated thereby, the “Transactions”).

On May 22, 2026, pursuant to the Amended and Restated License Purchase Agreement, the Company completed the Spectrum Transfer Closing (as defined therein), whereby certain subsidiaries of the Company transferred to the Trust its rights and licenses related to (i) an aggregate of 50 MHz of spectrum in frequency ranges 2000-2020 MHz, 2180-2200 MHz, 1915-1920 MHz and 1995-2000 MHz, and (ii) up to an aggregate of 15 MHz of AWS spectrum in the frequency range of 1695-1710 MHz for each relevant license area (together, the “Spectrum Assets”). As part of the Spectrum Transfer Closing, the Purchaser reimbursed the Company for cash interest payments previously made by the Company on the Seller Notes (as defined in the Amended and Restated License Purchase Agreement). The Spectrum Acquisition Closing (as defined in the Amended and Restated License Purchase Agreement), where the Trust will transfer the Spectrum Assets to the Purchaser and the Purchaser will pay the Total Consideration Amount (as defined in the Amended and Restated License Purchase Agreement), remains targeted for November 30, 2027, subject to the satisfaction or waiver of the applicable closing conditions set forth in the Amended and Restated License Purchase Agreement.

The foregoing description of the Amended and Restated License Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended and Restated License Purchase Agreement, which was filed as Exhibit 10.55 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, and is incorporated herein by reference. A summary of the material terms of the Amended and Restated License Purchase Agreement was previously included in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on November 6, 2025, which summary is also incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ECHOSTAR CORPORATION HUGHES SATELLITE SYSTEMS CORPORATION
Date: May 22, 2026	By:	/s/ Dean A. Manson
Dean A. Manson Chief Legal Officer and Secretary